Exhibit "A"



                     MASTER NOTE



$2,500,000.00          Lafayette, La., August 29, 1996


  ON  DEMAND     I, whether maker, endorser, guarantor,
surety, or other party hereto, for value received promise to pay to the order of


                  WHITNEY NATIONAL BANK
            at  228  St.  Charles Avenue, New  Orleans,
Louisiana,  or at any one of its branches, TWO  MILLION
FIVE   HUNDRED   THOUSAND  AND  NO/100  (S2,500.000.00)
Dollars, or the aggregate unpaid principal amount owed hereon, which ever is less, as evidenced by the internal records of the National Bank (the "Bank"), together with interest on the unpaid balance thereof at the rate or rates specified below from the date of this Note until this Note is paid in fill.

Variable Interest Rate: The simple interest rate under this Note at a variable per annum rate at all times equal to the prime commercial rate of interest (herein called the "Prime Rate") most recently published in the Money Rates Section of The Wall Street Journal, as its
Prime Rate; which rate shall change when and as the Prime Rate shall change, effective on the day of such change; provided, however, in the event that (1) no Prime Rate is being announced by The Wall Street
Journal or (2) this Note is in default and legal proceedings are commenced to enforce collection hereof, then, in any such event, interest on the unpaid principal balance of this Note shall form any such date then bear interest at the fixed rate of eighteen ( 18%) percent per annum until paid. The Bank will advise the maker of the current Prime Rate upon the maker's request.

           Each maker, endorser, guarantor, surety or
other party to this note (the "Obligor", whether one or
more) waives
presentment  for payment, demand, notice  of  dishonor,
protest, pleas of discussion and division and is  bound
jointly,  severally and solidarily  for  the  full  and
timely  payment  of  this note in accordance  with  its
terms.
Each   Obligor  agrees  to  the  following  terms   and
conditions:

            1.   The principal amount shown on the face
of  this note evidences the maximum aggregate principal
amount  that may be outstanding from time  to  time  on
this note.  Borrower may request an advance during  the
Bank's regular business hours. Borrower shall make such
request in writing, by facsimile or by telephone.   All
proceeds of any requested advance shall be deposited to borrower's account at the Bank. After an advance, the Bank will mail to borrower at the most recent address shown on the Bank's records a credit advice showing the amount of the advance and the amount credited into borrower's account. Within ten (10) days after the date of any such advice, borrower shall notify the Bank of any inaccuracy in the credit advice or the lack of authority to request the advance.
Failure by borrower to notify the Bank timely shall preclude the borrower from asserting against the Bank the inaccuracy of such advance and/or the lack of authorization of such advance. The Bank's failure to mail the credit advice shall not alter any Obligor's obligation to repay the loan or make the Bank liable to any Obligor for failure to mail the credit advice. Each
Obligor agrees that the internal records of the Bank shall constitute for all purposes prima facie evidence of (i) the amount of principal and interest owing on this note from time to time, (ii) the amount of each advance or loan made to any Obligor under this note and
(iii) the amount of each principal and/or interest payment received by the Bank on this note.

           2.     Notwithstanding the maximum aggregate
principal amount of this note and anything herein to the

contrary, the Bank shall have no obligation to make any
loan  or advance to any Obligor if, in the Bank's  sole
discretion, the credit worthiness of any Obligor at the
time  of  tie  request  for  an  advance  or  loan   is
insufficient to justify such loan. Prior to advancing loans to my Obligor pursuant to this note or any other agreement between the Bank and any obligor, the Bank may require each Obligor to furnish to the Bank information and documentation (i) to verify the credit worthiness of each Obligor, (ii) to evidence such loan,
(iii) to verify that each Obligor is not in default on my obligation to tie Bank, or (iv) for such other reasons as may be reasonably required by the Bank.

            3.   If  this note is payable on demand  or
becomes payable on demand, Bank may, from time to time, change the interest rate set forth in this note by giving notice to the maker by U..S. mail, postage prepaid, at the last address of maker on file with the Bank, which shall constitute notice to Obligor. The
Obligor shall have the right to reject a change in the interest rate by paying the note in full, including all principal and interest due thereon, with interest at the rate in effect prior to the giving of the notice of change, within ten (10) days after the date of such notice. If this note is not paid in till within ten
(10) days after the date of the notice, each Obligor shall be conclusively presumed to have agreed to each charge of interest rate from the date specified in the notice. Interest on the outstanding principal owed on this note shall be computed and assessed on the basis
Of he actual number of days elapsed over a year composed of 360 days. If this note provides for interest at a rate based on Whitney Prime, the term
Whitney prime shall mean that rate of interest as recorded by the Bank from time to time as its prime lending rate with the rate of interest to change when and as said prime lending rate changes

            4.   As  security for the debt evidenced by
this note, and for  all obligations  and liabilities of
each Obligor to the Bank, direct or contingent, due  or
to become due, now existing or hereafter arising,
including all future advances,  with interest,
attorneys' fees, expenses of collection  and  costs,
including,  without  limitation, obligations to the Bank
on  promissory  notes, checks,   overdrafts,   letters  of
credit,  letter  of   credit   agreements, endorsements
and continuing guaranties, each Obligor hereby (a)
pledges,  pawns and delivers to the Bank, and grants in
favor of the Bank a continuing security interest  in, all
property of Obligor of every nature or kind whatsoever
owned by  Obligor  or  in which Obligor has an interest
that is now or  hereafter  on deposit with, in the
possession of, under the control of or held by the Bank
in definitive  form,  book  entry form or in safekeeping
or  custodian  accounts, including  all deposit accounts,
money, funds on deposit in checking,  savings, custodian
and other accounts, instruments, negotiable instruments,
certificates of   deposit,  commercial  paper,  stocks,
bonds, treasury bills and other securities, documents, documents of title and chattel paper, and (b) grants to the Bank a right of set-off and/or compensation with respect to such property of each Obligor. If the proceeds of collateral furnished for the payment of this note are insufficient to pay this note in full, each Obligor shall remain fully obligated for any deficiency. For purposes of executory process, each Obligor hereby acknowledges the debt created hereby and confesses judgment in favor of the Bank for the full amount of the debt evidenced by this note. To the extent permitted by law, each Obligor hereby expressly waives (i) the benefit of appraisement provided in the Louisiana Code of Civil Procedure and
(ii) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil
Procedure. The terms "deposit accounts, " "instruments,
" "documents" and "chattel paper" shall have the meaning provided in La. R.S. 10:9-105. Each Obligor hereby releases the Bank from any obligation to take any steps to collect any proceeds of or preserve any of Obligor's rights, including, without limitation, rights against prior parties, in the collateral in which the Bank possesses a security interest, and the Bank's only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of the Bank. Notwithstanding any other provision in this note to the contrary, IRA, pension, and other tax-deferred accounts at the Bank shall not be subject to the security interest created hereby.

            5.  Each Obligor agrees to furnish the Bank
with such annual and/or quarterly financial statements, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, as the Bank may reasonably request.

            6.  If any of the following events shall
occur:

                (a)   the non-payment of any principal
                      or interest  on this note on the
                      date when due;

                (b)   the death, interdiction, dissolution,
                      liquidation or insolvency of any
                      Obligor;

                (c)   the filing by or against any Obligor
                      of a proceeding  for bankruptcy,
                      arrangement,  reorganization, or any
                      other relief afforded debtors  or
                      affecting rights of creditors
                      generally under the laws  of any
                      state or under  the United States
                      Bankruptcy Code;


                (d)   the default by any Obligor under
                      this note, or under  any commitment
                      letter, loan agreement,  mortgage,
                      pledge agreement, security agreement,
                      or other security instrument
                      securing the payment of this note or
                      under any other obligations owed by
                      any Obligor to the Bank;

                (e)   any judgment, garnishment, seizure,
                      tax lien or levy against any assets
                      of any Obligor;


                (f)   any  material  adverse change in the
                      financial condition of  any  Obligor,
                      or any material  discrepancy between
                      the financial statements  submitted
                      by any Obligor and the actual
                      financial condition of such Obligor;

                (g)   the  expropriation or condemnation,
                      of all or a part of any  property
                      which is assigned,  pledged or
                      mortgaged to the Bank or in which
                      the Bank possesses a security
                      interest;

                 (h)  any  statement,  warranty,  covenant
                      or  representation made by any
                      Obligor to the Bank proves to be
                      untrue;

            (i) the assessment of any tax or other assessment against the loan amount, tie Bank's interest in the note or in any asset assigned, pledged or mortgaged to the Bank or in which the Bank possesses a security interest; or

           (j) the existence or future enactment of any law or ordinance by any federal, state, parish, municipal or other taxing authority requiring or permitting Obligor to deduct any amount whatsoever from any payments to be made on this note, then at the option of the Bank, the full amount of this note and all other obligations and liabilities, direct or contingent, of Obligor to the Bank shall be immediately due and payable without notice or demand.

             7. If an earlier note of any Obligor is canceled at the time of execution hereof, then this note constitutes art extension, but not a novation, of the amount of the continuing indebtedness, and all security rights held by the Bank under the earlier note shall continue in full force and effect.

              8. Without releasing or affecting any of the obligations of any Obligor, the Bank may, one or more times, in its sole discretion, without notice to or consent of any Obligor,
(a) release or modify the obligations of any other Obligor, (b) release, exchange or modify the Bank's rights with respect to collateral held as security for this note, (c) extend the maturity of this note for periods that may exceed the original term, (d) retain the proceeds, increases and profits, including money, derived from the collateral furnished by any Obligor as additional security for any and all obligations and liabilities of Obligor to the Bank, including the debt evidenced by this note, without applying said proceeds, increases and profits toward payment of the obligations, or
(e) impute or apply payments received from any Obligor, or the proceeds, increases and profits of collateral furnished by any Obligor, in whole or in part to this note, or to any other obligations of such Obligor.

           9. Each Obligor agrees to pay the fees of any attorney-at-law employed by the Bank to recover sums owed or to protect the Bank's interests with regard to this note. Such attorneys' fees are fixed at ten (10%) percent of the amount of principal and interest due on this note and are secured by collateral furnished for the payment hereof. Obligor further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against the Bank in connection with this note, any obligation owed by any Obligor to the Bank and/or any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to the Bank or in which the Bank possesses a security interest, as security for this note or any other obligation owed by any Obligor to the Bank.

            10. The provisions of this note may not be waived or modified except in writing, signed by the Bank. No failure or delay of the Bank in exercising its rights shall be construed as a waiver.

            11. The Bank and each Obligor agree that the internal laws of the State of Louisiana shall govern this note, without giving effect to the conflict of laws provisions of Louisiana law.

             12.   The   terms  and  conditions  in  a  Commitment
Letter/Loan Agreement dated August 29,1996 from
Lender to Borrower, as the same maybe amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

                              MIDSOUTH BANCORP, INC.

                           BY:__________________________

                              CLIVE R. CLOUTIER, President
                              __________________________

            In consideration of the making at the request of the undersigned of the loan evidenced by the note, the undersigned has taken notice of the conditions and promises made herein and binds himself jointly, severally, and solidarity with each and all of them, as therein stated.

________________________________    ________________________________

________________________________    ________________________________


6622.0

                              Exhibit "A"

                            LOAN AGREEMENT

This Loan Agreement (the "Loan Agreement") is entered into on August 29, 1996 between MIDSOUTH BANCORP, INC. (the "Company"), a Louisiana Corporation, domiciled in and doing business through Post Office Box 3745, Lafayette, Louisiana 70502, herein represented by and appearing through CLIVE R. CLOUTIER its duly authorized President, and WHITNEY NATIONAL BANK (the "Bank"), a national banking association, organized under and Act of Congress, domiciled in and doing business through Post office Drawer 2090, Morgan City, Louisiana 70381, herein represented by and appearing through JAMES S. CORBETT, its duly authorized Vice-President, under the following terms and conditions:

     In consideration of a loan to be made by the Bank to the Company, the following recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bank hereby agree as follows, intending to be legally bound:


SECTION 1. RECITALS. Concurrently with the execution and delivery of this Loan Agreement, the Company has requested that the Bank loan to it $2,500,000.00 (the "Loan") for the purpose of facilitating mergers and/or acquisitions of a compatible Bank franchise or other corporate uses as approved by the Bank.

SECTION 2. DEFINITIONS. When used in this Agreement, the following terms have the following meanings:

     Average Assets means the quarterly average of the assets of MidSouth as shown on MidSouth's consolidated reports of condition and income required by its Regulatory Authorities.

     Capital means the capital stock, certified surplus, undivided profits and reserve for loan losses of MidSouth, together with any subordinated debentures or other securities of MidSouth which have been determined by its Regulatory Authorities to be includable as capital, all as reported to its Regulatory Authorities quarterly.

     MidSouth means MidSouth National Bank, Lafayette, Louisiana.

     Loan Documents shall mean this Loan Agreement, the Note, the Pledge Agreement, the Guarantees, the Certificate of Corporate Resolutions of the Board of Directors of the Company, and the other documents executed in connection therewith or contemplated thereby.

     Note means the Company's promissory note to be executed and delivered to the Bank pursuant to Section 3.1 of this Agreement in the amount of $2,500,000.00, and all renewals, rearrangements and extensions thereof, a copy of which is attached hereto as Exhibit "A".

     Person means a natural person or an organization, including a corporation, partnership, association, cooperative, estate, trust, government unit, or any other legal entity.

      Security Agreement means the Company's security agreement to be executed and delivered to the Bank pursuant to Section 3.2 of this Agreement in which the Company pledges and/or grants a security interest in the Stock now owned or hereafter acquired, together with the other property and assets described therein to secure payment of the Note, the Loan and any other obligations of the Company to the Bank, a copy of which is attached hereto as Exhibit "B" .

     Regulatory Authorities means, as applicable, the Louisiana State Office of Financial Institutions, the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and the Comptroller of the Currency.

      Stock means all of the issued and outstanding Capital stock of MidSouth.

SECTION 3. CERTAIN PROVISIONS RELATING TO THE LOAN. The Company agrees with the Bank as follows:


      3.1 The $2.500.000.00 Line of Credit. Subject to, and upon the terms, conditions, covenants and agreements contained herein, the Bank agrees to loan to the Company at anytime and from time to time prior to the April 30, 1997, unless earlier terminated in accordance with the terms hereof, such amounts as the Company may request up to but not exceeding an aggregate principal amount of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) DOLLARS at any one time outstanding (the "Line of Credit"). Within such limits and prior to the April 30, 1997, the Company may borrow, repay and re-borrow hereunder so long as the outstanding principal amount owing to the Bank at any one time outstanding does not exceed TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) DOLLARS,

      Requests for loans or advances may be made by the Company in person or in writing to the Bank and such requests shall be fully authorized by the Company if made by any one of the persons designated hereinafter. Each of the following persons is hereby irrevocably authorized by the Company to make personal or written requests of Bank for loans or advances under the Line of Credit, namely:

NAME AND ADDRESS              TITLE          TELEPHONE NUMBER

Clive R. Cloutier             President      [3 18] 237-8343
Post Office Box 3745
Lafayette, Louisiana 70502

Karen L. Hail                 Secretary      [3 18] 237-8343
Post Office Box 3745
Lafayette, Louisiana 70502

      The authority of each of the above named individuals to request loans or advances and the right of the Bank to rely upon said authority shall continue in full force and effect until such time as written notice to the contrary is duly delivered to the Bank and receipted for in writing by the President or any Executive or First Vice President of the Bank; but such notice shall not affect or diminish the liability of the Company to the Bank as to any indebtedness and/or obligations of the Company then existing and covered by and subject to this Agreement.

      All  loans  and  advances made by  the  Bank  to  the
Borrower under the Line of Credit shall bear interest at  a
variable  per  annum rate at all times equal to  the  prime
commercial  rate  of  interest (herein  called  the  "Prime
Rate")  most recently published in the Money Rates  Section
of  The Wall Street Journal, as its Prime Rate; which  rate
shall  change  when  and as the Prime  Rate  shall  change,
effective on the day of such change; provided, however,  in
the  event that (1) no Prime Rate is being announced by The
Wall  Street  Journal or (2) this Note is  in  default  and
legal  proceedings  are  commenced  to  enforce  collection
hereof,  then,  in any such event, interest on  the  unpaid
principal  balance of this Note shall from  any  such  date
then  bear  interest at the fixed rate of eighteen  (18.0%)
percent per annum until paid. The Bank will advise the maker of the current Prime Rate upon the maker's request.

The amount so advanced or loaned by the Bank to the Company
shall  be  due and payable as to principal and interest  ON
DEMAND  and, if no demand, then (1) the accrued and  unpaid
interest  on the amount so loaned or advanced by  the  Bank
shall  be  payable  monthly  on  15th  day  of  each  month
commencing  the  day  of  September,  1996  and   (2)   the
outstanding principal of each advance or loan made  on  the
Line of Credit shall be payable in monthly installments due
and payable on the15th day of each month commencing the  15
day   of   September,  1996,  the  amount  of  the  monthly
installment of principal due shall be computed based upon an eighty-four 84 month amortization of the principal amount of each advance or loan;

      As  evidence for the advances or loans made or to  be
made   in   the  future  on  the  Line  of  Credit   herein
established,  the  Company  has contemporaneously  herewith
made,   executed  and  delivered  to  the  Bank  a   master
promissory note (the "Note"), in the form attached hereto as Exhibit "A", dated this date and payable to the order of the Bank in the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00) DOLLARS, together with interest On the unpaid balance thereof at a variable per annum rate variable per annum rate at all times equal to the prime commercial rate of interest (herein called the "Prime Rate") most recently published in the Money Rates
Section  of  The  Wall Street Journal, as its  Prime  Rate;
which rate shall change when and as the Prime Rate shall change, effective on the day of such change; provided, however, in the event that (1) no Prime Rate is being announced by The Wall Street Journal or (2) this Note is in default and legal proceedings are commenced to enforce collection hereof, then, in any such event, interest on the unpaid principal balance of this Note shall from any such date then bear interest at the fixed rate of eighteen (18.0%) percent per annum until paid; the Note being payable as to principal and interest ON DEMAND. When each advance or loan is made by the Bank to the Company under the Line of Credit, the Company shall be deemed to have renewed and re-issued the Note for the amount of such advance plus the amounts due by the Company to the Bank, in principal and interest, for loans or advances
previously  made by the Bank to the Company hereunder.   The
aggregate outstanding amount of principal and interest due by the Company at any given time under this Agreement for
loans   or  advances  made  shall  be  and  constitute   the
indebtedness of the Company to Bank on the Note.

      The Bank is hereby irrevocably authorized to evidence actual advances, loans or repayments which may now or hereafter be made under the Line of Credit by maintaining a schedule of advances or repayments. The principal and interest amount outstanding as so evidenced shall, for all purposes, be prima facie evidence of the amount owed to the Bank by the Company under the Line of Credit and the Note.

      The Bank agrees to furnish the Company a monthly statement which shall show all cash advances made under the Line of Credit, the interest charges as computed in accordance with this Agreement and the Note, the payments made to the Line of Credit and the balance outstanding of all cash advances made.

        All renewals, extensions, modifications and rearrangements of the Note, if any, shall be deemed to be made pursuant to this Agreement, and, accordingly, shall be subject to the terms and provisions hereof, and the Company shall be deemed to have ratified as of such renewal, extension, modification or rearrangement date, all the representations, covenants and agreements herein set forth.

      3.2 Security. The Company shall secure payment of the Note by a pledge and/or granting of a security interest to the Bank of all of the Stock described in the Security Agreement. The percentage of such stock pledged to the Bank shall never be less than 100 percent of the issued and outstanding Stock. As additional security for the Note, the Company shall cause to be furnished to the Bank an acceptable life insurance policy on Clive R. Cloutier in the amount of $1,000,000.00.

SECTION 4. AFFIRMATIVE COVENANTS. Until the Note and the Loan and all other obligations hereunder have been fully and finally paid and performed, unless compliance with the provisions of the following sections has been waived in writing by the Bank, the Company agrees as follows:

      4.1   Reports  to Regulatory Authorities.  The
Company will cause MidSouth to furnish to the  Bank,
within ten (1 O) days after filing the same with its
Regulatory  Authorities, a copy  of  (a)  MidSouth's
annual reports of condition and income and quarterly
reports   of   condition   and   income;   (b)   all
applications to any of the Regulatory Authorities of
MidSouth  and  requests for waiver of compliance  of
any   requirements   of  any   of   the   Regulatory
Authorities;  and  (c) any correspondence  or  other
writing relating to the compliance or non-compliance
by   MidSouth  of  its  commitments  to   or   other
agreements  with any of the Regulatory  Authorities.
In  addition, within ten ( 10) days after receipt of
same, the Company shall cause MidSouth to furnish to
the   Bank   a  copy  of  MidSouth's  Uniform   Bank
Performance Reports.

      4.2 Other Information. At the reasonable request of the Bank from time to time, the Company shall furnish and shall cause MidSouth to furnish promptly to the Bank any annual or special report and/or financial information furnished to shareholders or directors of the Company or MidSouth as well as such other information concerning the
Company and MidSouth and their business affairs and financial conditions as the Bank may reasonably request.

      4.3 Further Assurances. The Company will, and will cause MidSouth to, at any time and from time to time, execute and deliver, and cause to be executed and delivered by all necessary persons, firms and entities, such further instruments and take such further action as may reasonably be requested by the Bank, in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in, the Loan Documents.

      4.4 Notice of Change in Circumstances. The Company will, and will cause MidSouth to, promptly notify the Bank of (a) any litigation, or any claim or controversy that might become the subject of litigation, against the Company or MidSouth affecting any of the Company's or MidSouth's property, if such litigation or potential litigation might, in the event of an unfavorable outcome, have a material adverse affect on the Company's or MidSouth's financial condition or might cause an Event of Default hereunder (b) any material adverse change in the financial condition or business of the Company or MidSouth; (c) any cease and desist order, memorandum of understanding, letter agreements or any regular reporting basis required by or entered into by or with any of the Regulatory Authorities; (d) any other matter that, in the opinion of the Company or MidSouth, might materially adversely affect the financial condition of the Company or MidSouth; and (e) the occurrence of any Event of Default hereunder.

      4.5 Expenses. The Company agrees to pay all out-of-pocket costs and expenses (including reasonable legal fees and expenses) of the Bank in connection with the preparation, operation, administration, collection and enforcement of the Loan Documents and the transactions contemplated thereby.

     4.6 Financial Statements. The Company will furnish to the Bank and will cause MidSouth to furnish to the Bank:

           (a) Annual Financial Statements: As soon as available, but in any event not later than ninety (90) days after the close of each fiscal year of the Company and MidSouth, a copy of the annual Audited Financial Statements for such year for the Company and MidSouth and related statements of income and retained earnings for such fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal period, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved and with prior periods; such audited financial statements being prepared by independent certified public accountants of recognized standing selected by the Company and acceptable to the Bank.

                (b)  Quarterly Financial Statement:  As soon
as available, but in  any event not
 later than forty-five (45) days after the end of each
 fiscal quarter, individual, combined and   combining
 financial statements and balance sheets of the Company and MidSouth as of the end of such quarter and the year to date, combined and combining statements of income and retained earnings of the Company and MidSouth as of the end of each such quarter and the year to date, setting forth in comparative form the corresponding figures for the preceding fiscal period, all in reasonable detail, prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained throughout the period involved and with prior periods, such financial statements to be certified by the Chief Financial Officer of the Company and MidSouth.

              (c)  Other Financial Information: Promptly,
 such additional financial and other information as the Bank may from time to time reasonably request with respect to the Company or MidSouth.

       4.7   Obligations   of  Bank.  Any  reports,
 documents, notices, information and inspections required and permitted to be furnished to the Bank by the Loan Agreement are solely for the Bank's purpose and not mandatory and impose no obligation or responsibility upon the Bank.

 SECTION 5. NEGATIVE COVENANTS. The Company agrees that during the term hereof and as long as the Note and the Loan and all other obligations hereunder and under the other loan documents are outstanding, unless the Bank otherwise shall give its prior written consent:

       5.1 Dividends. Without prior written consent of the Bank, the Company will not, and will not permit
 MidSouth to, (a) declare or pay any dividend on any shares of it/their capital stock or make any other distribution to it/their stockholders except for dividends and distributions to provide funds for (i) payment of the Note and Loan, (ii) payment of taxes becoming owing by the Company and (iii) if the Company is current on the payments due on the Note and Loan, payment of up to $25,000.00 annually in dividends from MidSouth to meet operational expenses of the Company; or (b) purchase, redeem or otherwise acquire for value any of it/their capital stock.

 SECTION 6. WARRANTIES AND REPRESENTATIONS.

 The Company represents and warrants that:

       6.1     Corporate  Authority.The  execution,
 delivery and performance of this Loan Agreement by the Company, the borrowings hereunder and the execution and delivery of the Note, the Security Agreement and the several agreements and instruments contemplated thereby (i) have been duly authorized by proper corporate proceedings of the Company and
 (ii) will not contravene, or constitute a default under, any provision of applicable law or regulation or the Articles of Incorporation as amended or Bylaws of the Company, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Company. All consents of the Company's shareholders or any holder of any indebtedness of the Company required as a condition to the validity of this Loan Agreement, the Note, the Security Agreement and the several agreements and instruments contemplated hereby have been obtained. This Loan Agreement, the Note, the Security Agreement and the several agreements and instruments contemplated thereby, when duly executed and delivered in accordance with this Loan Agreement will constitute the legal, valid and binding obligations of the Company in accordance with their respective terms.


      6.2 Corporate Status of the Company.The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Louisiana and is duly licensed, qualified to do business and in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such licensing and qualification and has all powers and all permits, consents and authorizations necessary to own and operate its properties and to carry on its business as presently conducted.

      6.3  Corporate Status of MidSouth. MidSouth
is    a   national   banking   association   duly
incorporated  under an Act of  Congress,  validly
existing and in good standing under the  laws  of
the  State  of  Louisiana and is  duly  licensed,
qualified to do business and in good standing  in
each  jurisdiction in which the ownership of  its
property  or the conduct of its business requires
such  licensing  and qualification  and  has  all
powers    and    all   permits,   consents    and
authorizations necessary to own and operate its properties and to carry on its business as presently conducted.

      6.4 Governmental Approval. No approval of or by any governmental authority having jurisdiction over the Company or MidSouth is necessary to permit the Company to enter into this Loan Agreement, to borrow hereunder or to execute and deliver the loan documents.

      6.5 Stock of MidSouth. All the issued and outstanding shares of Stock of MidSouth had been duly authorized and validly issued (free of any pre-emptive rights of stockholders) and are filly paid and non-assessable, with no personal liability attaching to the ownership thereof. No shares of stock of MidSouth are held in the treasury of MidSouth. There are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from MidSouth any shares of its stock or securities or obligations of any kind of MidSouth convertible into or exchangeable for any shares of stock of MidSouth.

      6.6  Subsidiaries. The Company has no subsidiaries  or
indirect beneficial interests by stock ownership or otherwise in any firm, corporation, association or business enterprise except MidSouth and Louisiana Liquidators, Inc.

     6.7  Financial Statements. Prior to the date hereof
the  Company  has delivered to the Bank a true,  correct
and  complete  copy of ( 1 ) the balance sheets  of  the
Company and MidSouth (including all consolidated balance
sheets)  as of December 31, 1995 together, in each  case
with  related  statements of income for  the  respective
years and periods then ended, the notes thereto and,  as
to   the   year-end  statements,  the  reports  of   the
independent certified public accountants of the Company and MidSouth with respect thereto; (2) the unaudited balance sheets of the Company and MidSouth as of March
31, 1996 together with the related statements of income for the periods then ended, (3) the annual report of condition and income of MidSouth for the period ending
December 31, 1995; and (4) the quarterly report of condition and income of MidSouth for the period ending
June 30, 1996

(such  reports  and  statements being  collectively  herein
called  the  "Company Financial Statements");  the  Company
Financial  Statements (i) are in accordance with the  books
and  records  of the Company and MidSouth, (ii)  have  been
prepared  in accordance with generally accepted  accounting
principles,  with  no  material  differences  between  such
statements  and  the financial records maintained  and  the
accounting methods applied by the Company and MidSouth  for
tax  purposes,  and  (iii)  present  fairly  the  financial
condition  of the Company and MidSouth as of the respective
dates  thereof and the results of their operations for  the
periods  then ending. As of June 30, 1996, the Company  and
MidSouth did not have any material liabilities, commitments
or   obligations  of  any  nature,  whether   absolute   or
conditional,  contingent  or  otherwise,  not   shown   and
adequately   provided   for  in   the   Company   financial
Statements.


      6.8   Taxes. The Company and MidSouth have  filed  or
cause to be filed all tax returns which are required to  be
filed  and have paid all taxes shown to be due and  payable
on  said  returns or on any assessments made  against  them
(other  than  those  being  contested  in  good  faith   by
appropriate proceedings for which adequate reserves have been provided on the books of each of the Company and MidSouth), and no tax liens have been filed and, to the best of their knowledge, no claims are being asserted with respect to any taxes.

      6.9  Absence of Adverse Changes. Since June 30, 1996,
(i)  the  businesses of the Company and MidSouth have  been
conducted only in ordinary course; (ii) there have been  no
changes  in the condition (financial or otherwise), assets,
liabilities, business, operations or affairs of the Company
or  MidSouth,  other  than changes in  ordinary  course  of
business,  none  of  which  either  singularly  or  in  the
aggregate  have  been materially adverse; (iii)  there  has
been no damage, destruction or loss or other occurrence  or
development  (whether or not insured against) which  either
singularly  or  in the aggregate materially  and  adversely
affect, and the Company does not have any knowledge of  any
threatened occurrence or development which would materially
and   adversely  affect,  the  condition  (financially   or
otherwise), assets, liabilities, business, operations or affairs of the Company or MidSouth.

      6.10       Absence of Other Changes. Since  June  30,
1996, neither the Company nor MidSouth have (i) created or incurred any liability (absolute, conditional, contingent or otherwise) except unsecured current liabilities incurred in the ordinary course of business; (ii) mortgaged pledged or subjected to any lien or otherwise encumbered any of its assets, tangible or intangible; (iii) waived any rights of substantial value; (iv) sold or otherwise disposed of any of its assets, tangible or intangible, other than in the ordinary course of its business; (v) issued or sold any shares of its Capital stock or other securities or rights of any kind to purchase or otherwise acquire any such shares; or (vi) become bound by or entered into any contract, commitment, or transaction other than in the ordinary course of business.

       6.11       Litigation:  Compliance  with  Laws.   No
litigation or administrative proceedings of or before any court, tribunal or governmental body is presently pending or threatened against the Company or MidSouth or any of its or their properties, which, if adversely determined, would have a material and adverse affect on the business, assets or financial condition of the Company or

MidSouth. Neither the Company nor MidSouth has been charged with, nor received notice of, or is threatened with or under investigation with respect to, any violation of any provision of any federal, state or local law, regulation, ordinance, or administrative ruling.

SECTION 7. DEFAULT.

     7.1 Events of Default. The occurrence of any of the following events shall constitute an event of default (any of which are referred to herein as an "Event of Default "):

          (a) failure of the Company to pay any installment of principal or interest due under the Note or the Loan when due or declared due; or

           (b) the failure to perform or the breach of any other covenant or any other provision or condition of the Loan Documents and such failure or breach shall have continued for a period of ten (1 O) days after notice from the Bank to the Company; or

          (c) any representation, warranty, statement, report or other information made or furnished to the Bank by or on behalf of the Company or MidSouth shall have been false or misleading when made, or shall have failed to include any material fact; or

          (d) a change in control (as such or similar terms are used in the Financial Institutions Regulatory and Interest Rate Control Act) shall occur, or action to change such control shall be commenced, without the prior written consent of the Bank (which consent may be given or withheld in the Bank's sole discretion); or

          (e) any default shall occur under the Note or under the Security Agreement or under any of the Guarantees;
or

          (f)  (i) the Company or MidSouth shall (a)
commence any case, proceeding or other action under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seek an appointment of a receiver, trustee, liquidator, custodian or other similar official for it or for all or any substantial part of its/their property or (c) shall make a general assignment for the benefit of creditors; or (ii) there shall be commenced against the Company or MidSouth any case, proceeding or other action of a nature referred to in clause
(i) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its/their property, which case, proceeding or other action results in the entry of an order for relief or remains undismissed, undischarged or unbounded for a period of thirty (30) days; or (iii) the Company or MidSouth shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth in clause (i) or (ii) above; or (iv) the Company or MidSouth shall generally not, or shall be unable to, pay its/their debts as they become due or shall admit in writing its/their inability to pay its/their debts; or

           (g) either the Company or MidSouth fail to (a) continue to engage in the businesses presently being operated, (b) maintain its/their corporate existence in good standing in each jurisdiction in which it/they are required to be qualified or (c) keep and maintain all franchises, licenses and properties useful and necessary in the conduct of its/their business in good order and condition; provided, however the Bank gives the Company notice of such Event of Default and the Company fails to cure such Event of Default within ten (10) days after such notice; or

           (h) the failure of the Company to comply with or the failure of the Company to cause MidSouth to comply with all applicable federal and state laws, rules and regulations, the violation of which would have a material and adverse affect on the Company or MidSouth, or their businesses and financial condition, or would constitute a violation for which criminal penalties would be applicable and provided that the failure of the Company to meet regulatory capital requirements of the Federal Reserve Board shall not be considered an Event of Default as long as MidSouth is in compliance with the Office of the Comptroller of the Currency's (the "Comptroller") regulatory capital requirements or with a capital plan approved by the Comptroller, unless the Federal Reserve Board has instituted regulatory sanctions against the Company; provided, however the Bank gives the Company notice of such Event of Default and the Company fails to cure such Event of Default within ten (10) days after such notice; or

           (i)   should  the  Company  create,  incur,
assume or suffer to exist or should the Company permit MidSouth to create, incur, assume or suffer to exist any  indebtedness in excess of $250,000.00, except (a)
the indebtedness incurred under the Loan Agreement and
any other indebtedness to the Bank; (b) indebtedness (other than for borrowed money) on open account or under trade acceptances in the ordinary course of business in connection with normal trade obligations;
and (c) in the case of MidSouth, deposits, debt instruments and other similar agreements entered into in the ordinary course of its banking business; or (should the Company create, assume or suffer to exist or  permit  MidSouth to create, assume  or  suffer  to
exist any mortgage, lien, pledge, charge, assignment, security interest or encumbrance of any kind upon any
of   its  properties  or  assets,  whether  owned   or
hereafter acquired, except (a) liens created by the Security Agreement; (b) liens for taxes, assessments and other governmental charges not yet payable, or the validity of which are being contested in good faith by appropriate proceedings and as to which adequate reserves have been set aside on the books of the Company or MidSouth; (c) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits, public or statutory obligations, surety or appeal bonds or other obligations of like general nature incurred in the
ordinary   course   of   business;   (d)   mechanics',
landlord's,  materialmen's,  vendors'  or  other  like
liens arising by operation of law in the ordinary course of business securing obligations which are not overdue for a period longer than thirty (30) days, or which are being contested in good faith by appropriate proceedings and against which the Company or MidSouth have provided
adequate  reserves  in  accordance with  generally  accepted
accounting   principles;   and  (e)   zoning   restrictions,
easements,  licenses,  restrictions  on  the  use  of   real
property or minor irregularities in title thereto which do not materially impair the use of such property in the operation of the business of the Company or MidSouth or the value of such property; provided, however the Bank gives the Company notice of such Event of Default and the Company fails to cure such Event of Default within ten (10) days after such notice; or

           (k) should the Company become or remain liable directly or indirectly, for or in connection with or permit MidSouth to become or remain liable, directly or indirectly, for or in connection with the obligations, stock or dividends of any other person, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to lease, agreement to supply or advance funds (including, without limitation, agreements to maintain working capital, solvency or other balance sheet conditions or agreements to purchase stock or make Capital contributions), or otherwise, except endorsements of instruments for collection in the ordinary course of business and except to the extent the Company and MidSouth are liable to make contributions to the ESOP to permit the ESOP to make payments on a loan from a financial institution in the principal amount of up to $141,000.00, which loan is secured by 44,317 shares of the Company's Common stock and except in the case of MidSouth, letters of credit or guarantees entered into the ordinary course of its banking business and except the guaranty and/or endorsement that certain loan of Financial Services of the South, Inc. from the Bank in the principal amount of up to $600,000.00, which loan is secured by the pledge of ail of the Company's Common stock in Financial Services of the South, Inc ; or

          (1) should the Company, without the prior written consent of the Bank (which consent may be given or withheld in the Bank's sole discretion) (a) form or acquire any new subsidiary or permit MidSouth to form or acquire any new subsidiary involving an expenditure by the Company or MidSouth in excess of $50,000.00; (b) enter into any merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, charter or otherwise dispose of all or any substantial part of its property, assets or business; (d) permit MidSouth to, or should MidSouth issue any additional capital or other form of stock or shares or any options, rights or entitlements thereto; or (e) enter into any arrangement directly or indirectly whereby the Company or MidSouth would sell or transfer any properties either now owned or hereafter acquired, and then or thereafter lease as lessee such properties or any part thereof or any other property to be used for substantially the same purpose, unless any of the foregoing is required by the Regulatory Authorities in order to dispose of assets, the ownership of which is improper for bank holding companies or banks; or

          (m) should the Company, without the prior written consent of the Bank (which consent may be given or withheld in the Bank's sole discretion) expend or enter into a commitment or permit MidSouth to expend or enter into a commitment to expend an amount in the aggregate for the acquisition or lease of tangible, fixed or capital assets,
including repairs, replacements and     improvements,  which
are capitalized under proper accounting practice, which exceeds $250,000.00 in the aggregate during any fiscal year throughout the term hereof.

      7.2 Remedies. Upon the occurrence of any of such Events of Default, any obligation of theBank to advance funds shall immediately cease and the Note and Loan shall, at the Bank's option, be immediately due and payable without presentment, acceleration, demand, protest, notice of protest, notice of acceleration or any other notice of any kind to the Company, all of which are hereby expressly waived.

SECTION 8. CONDITIONS TO LOAN. The obligation of the Bank to make the Loan evidenced by the Note and to advance any funds thereunder is subject to the performance by the Company of all of its obligations under this Agreement and to the satisfaction of the following further conditions:

     8.1  Accuracy of Representations. The fact  that:

          (a) The borrowing will not contravene any provision of law or regulations applicable to the Company or MidSouth;

           (b) At the completion of the borrowing, no Event of Default specified in Section 7 of this Agreement and no condition or event which, with the giving of notice or lapse of time or both, would become such an Event of Default, shall have occurred and be continuing; and

           (c) The representations and warranties contained in this Agreement and the Loan Documents are true and correct in all material respects on and as of the applicable date of borrowing.

     A borrowing by the Company will be deemed to be a representation and warranty by the Company on the date of such borrowing as to the matters specified in (a) (b) and
(c) above.

      8.2 Delivery-v of Documents. Receipt by the Bank of all of the Loan Documents and the other documents and certificates required or contemplated hereunder from the appropriate parties and properly executed.

      8.3 Legal Opinion. Receipt by the Bank, in form and substance satisfactory to counsel for the Bank, of an opinion of counsel for the Company and MidSouth covering matters reasonably requested by the Bank or its counsel.

     8.4 Certificates and Documents. Receipt by the Bank, in form and substance satisfactory to the Bank, of:

           (a) A certificate of the President of the Company to the affect set forth in Section 8.1 of this Agreement and to the further affect that the Company has performed or complied with all of its covenants and agreements required by this Agreement and the Loan Documents to have been performed or complied with,
(b) All documents the Bank may reasonably request relating to the existence and good standing of the Company and MidSouth and to the authorization, execution and delivery of this Agreement, the Loan Documents and other matters relevant hereto, and
           (c)  Evidence  satisfactory to the  Bank  of  the

professional liability coverage

maintained by counsel for the Bank.

SECTION 9. MISCELLANEOUS.

     9.1 No Balance Requirement.

Neither the Company nor MidSouth will be required to maintain any deposits or to purchase any certificates of deposits as a condition for the borrowings hereunder.

     9.2 Governing Law. The Loan Documents shall be governed by and construed in accordance with the laws of the State of Louisiana and the United States of America.

     9.3 Binding Effect and Benefit. The Loan Documents shall be binding upon and inure to the benefit of the Company and the Bank and their respective successors and assigns; provided, however, that the Company may not, without the prior written consent of the B@ assign any rights, powers, duties or obligations hereunder.

     9.4  Severability.    The  unenforceability  of   any
provision of the Loan Documents shall not affect the enforceability or validity of any other provision thereof.

     9.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed as set forth below or to such other address as may be hereinafter designated in writing by the respective parties hereto:

     The Company:   MidSouth Bancorp, Inc.

                    Post Office Box 3745
                    Lafayette, Louisiana 70502
                    Attn: C. R. Cloutier
                    Whitney National Bank

                    Post Office Drawer 2090
                    Morgan City, Louisiana 70381
                    Attn: James S. Corbett

     9.6 Modification. The Loan Documents cannot be amended except by written agreement signed by the parties hereto.


     9.7 Survival. Representations, warranties, covenants and agreements of the Company contained in this Loan Agreement or in any document, certificate or instrument delivered pursuant to or in connection with this Loan Agreement, shall survive the making of this Loan Agreement until the Note and the obligation created thereby of the Company to the Bank has been satisfied and extinguished in full.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed as of the date first above mentioned at Lafayette, Lafayette Parish, State of Louisiana, each in the presence of the undersigned two competent witnesses and me, Notary, after due reading of the whole.


                                      MIDSOUTH BANCORP, INC.

                                      BY:

                                      CLIVE R. CLOUTIER, PRESIDENT



                                      WHITNEY NATIONAL BANK

                                      BY:

                                      JAMES S. CORBETT, VICE-PRESIDENT


                         NOTARY PUBLIC

                   LAFAYETTE PARISH, LOUISIANA

                                   Exhibit "B"

                                   Master Note

$600,000.00                Lafayette,La., August 29, 1996

ON DEMAND after date, I, whether maker, endorser, guarantor, surety, or other party hereto, for value received promise to pay to the order of

                  WHITNEY NATIONAL BANK

           at   228   St.  Charles  Avenue,  New  Orleans,
Louisiana, or at any one of its branches, SIX HUNDRED THOUSAND AND NO/100 ($600,000.00) Dollars, or the aggregate unpaid principal amount owed hereon, which ever is less, as evidenced by the internal records of the Whitney National Bank (the "Bank") with interest at the rate of Whitney Prime percent per annum payable monthly from date until paid.


            Each maker, endorser, guarantor, surety or other party to this note (the "Obligor", whether one or more) waives presentment for payment, demand, notice of dishonor, protest, pleas of discussion and division and is bound jointly, severally and solidarily for the full and timely payment of this note in accordance with its terms.
Each Obligor agrees to the following terms and conditions:

            1.  The principal amount shown on the face  of
this note evidences the maximum aggregate principal amount
that  may  be outstanding from time to time on this  note.
Borrower may request an advance during the Bank's  regular
business  hours.   Borrower shall  make  such  request  in
writing,  by  facsimile or by telephone.  All proceeds  of
any  requested  advance shall be deposited  to  borrower's
account at the Bank. After an advance, the Bank will  mail
to borrower at the most recent address shown on the Bank's
records  a credit advice showing the amount of the advance
and  the  amount credited into borrower's account.  Within
ten  (10) days after the date of any such advice, borrower
shall  notify  the Bank of any inaccuracy  in  the  credit
advice  or  the lack of authority to request the  advance.
Failure  by  borrower  to notify  the  Bank  timely  shall
preclude the borrower from asserting against the Bank  the
inaccuracy   of   such   advices  and/or   the   lack   of
authorization of such advance. The Bank's failure to mail the credit advice shall not alter any Obligor's obligation to repay the loan or make the Bank liable to any Obligor for failure to mail the credit advice. Each Obligor agrees that the internal records of the Bank shall constitute for all purposes prima facie evidence of (I) the amount of principal and interest owing on this note form time to time (ii) the amount of each advance or loan made to any Obligor under this note and (iii) the amount of each principal and/or interest payment received by the Bank on this note.

             2. Notwithstanding the maximum aggregate principal amount of this note and anything herein to the contrary, the Bank shall have no obligation to make any loan or advance to any Obligor if, in the Bank's sole discretion, the credit worthiness of any Obligor at the time of the request for an advance or loan is insufficient to justify such loan. Prior to advancing loans to any Obligor pursuant to this note or any other agreement between the Bank and any Obligor, the Bank may require each Obligor to furnish to the Bank information and documentation (i) to verify the credit worthiness of each Obligor, (ii) to evidence such loan, (iii) to verify that each Obligor is not in default on any obligation to the Bank, or (iv) for such other reasons as may be reasonably required by the Bank.

            3. If this note is payable on demand or becomes payable on demand, Bank may, from time to time, change the interest rate set forth in this note by giving notice to the maker by U.S. mail, postage prepaid, at the last address of maker on file with the Bank, which shall constitute notice to Obligor. The Obligor shall have the right to reject a change in the interest rate by paying the note in full, including all principal and interest due thereon, with interest at the rate in effect prior to the giving of the notice of change, within ten (10) days after the date of such notice. If this note is not paid in full within ten (10) days after the date of the notice, each Obligor shall be conclusively presumed to have agreed to each change of interest rate from the date specified in the notice. Interest on the outstanding principal owed on this note shall be computed and assessed on the basis of the actual number of days elapsed over a year composed of 360 days. If this note provides for interest at a rate based on Whitney Prime,the term Whitney Prime shall mean that rate of interest as recorded by the Bank from time to time as its prime lending rate with the rate of interest to change when and as said prime lending rate changes.


            4.  As security for the debt evidenced by this
note,  and  for  all obligations and liabilities  of  each
Obligor  to  the  Bank, direct or contingent,  due  or  to
become  due, now existing or hereafter arising,  including
all  future  advances,  with  interest,  attorneys'  fees,
expenses  of  collection  and  costs,  including,  without
limitation,  obligations to the Bank on promissory  notes,
checks,  overdrafts, letters of credit, letter  of  credit
agreements,  endorsements and continuing guaranties,  each
Obligor hereby (a) pledges, pawns
and  delivers to the Bank, and grants in favor of tie Bank
a continuing Security interest in, all property of Obligor
of  every nature or kind whatsoever owned by Obligor or in
which Obligor has an interest that is now or hereafier  on
deposit  with, in the possession of, under the control  of
or held by the Bank in definitive form, book entry form or
in   safekeeping  or  custodian  accounts,  including  all
deposit  accounts,  money, funds on deposit  in  checking,
savings,   custodian   and   other   accounts,instruments,
negotiable    instruments,   certificates   of    deposit,
commercial paper, stocks, bonds, treasury bills and  other
securities,  documents, documents  of  title  and  chattel
paper,  and  (b)  grants to the Bank a  right  of  set-off
and/or compensation with respect to such property of  each
Obligor. If the proceeds of collateral furnished  for  the
payment of this note are insufficient to pay this note  in
full,  each Obligor shall remain fully obligated  for  any
deficiency.  For  purposes  of  executory  process,   each
Obligor  hereby acknowledges the debt created  hereby  and
confesses  judgment  in favor of the  Bank  for  the  full
amount  of the debt evidenced by this note.  To the extent
permitted by law, each Obligor hereby expressly waives (i)
the benefit of appraisement provided in the Louisiana Code
of  Civil Procedure and (ii) the demand and three (3) days
delay  accorded by Articles 2639 and 2721, Louisiana  Code
of  Civil  Procedure.  The  terms  "deposit  accounts,   "
"instruments," "documents" and "chattel paper" shall have the meaning provided in La. R.S. 10:9-105. Each Obligor hereby releases the Bank from any obligation to take any steps to collect any proceeds of or preserve any of Obligor's rights, including, without limitation, rights against prior parties, in the collateral in which the Bank possesses a security interest, and the Bank's only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of the Bank.
Notwithstanding any other provision in this note to the contrary, IRA, pension, and other tax-deferred accounts at the Bank shall not be subject to the security interest created hereby.

            5.   Each  Obligor agrees to furnish the  Bank
with  such  annual and/or quarterly financial  statements,
prepared
in   conformity   with   generally   accepted   accounting
principles applied on a basis consistent with that of the preceding fiscal year, as the Bank may reasonably request.

           6.  If any of the follwing events shall occur:

            (a)     the non-payment of any principal or
                    interest on this note on the date when
                    due;


            (b)     the death, interdiction, dissolution,
                    liquidation or  insolvency of any Obligor;

            (c) the filing by or against any Obligor of a proceeding for bankruptcy, arrangement, reorganization, or any other relief afforded debtors or affecting rights of creditors generally under the laws of any state or under the United States Bankruptcy Code;

            (d) the default by any Obligor under this note, or under any commitment letter, loan agreement, mortgage, pledge agreement, security agreement, or other security instrument securing the payment of this note or under any other obligations owed by any Obligor to the Bank;

            (e) any judgment, garnishment, seizure, tax lien or levy against any ssets of any Obligor;

            (f) any material adverse change in the financial condition of any Obligor, or any material discrepancy between the financial statements submitted by any Obligor and the actual financial condition of such Obligor;

            (g) the expropriation or condemnation, of all or a part of any property which is assigned, pledged or mortgaged to the Bank or in which the Bank possesses a security interest;

            (h)     any statement,  warranty, covenant or
                    representation made by any Obligor to the Bank proves to be untrue;

            (i) the assessment of any tax or other assessment against the loan amount, the Bank's interest in the note or in any asset assigned, pledged or mortgaged to the Bank or in which the Bank possesses a security interest; or

            (j) the existence or future enactment of any law or ordinance by any federal, state, parish, municipal or other taxing authority requiring or permitting Obligor to deduct any amount whatsoever from any payments to be made on this note, then at the option of the Bank, the full amount of this note and all otter obligations and liabilities, direct or contingent, of Obligor to the Bank shall be immediately due and payable without notice or demand.


            7. If an earlier note of any Obligor is cancelled at the time of execution hereof, then this note constitutes an extension, but not a novation, of the amount of the continuing indebtedness, and all security rights held by the Bank under the earlier note shall continue in full force and effect.


            8.   Without releasing or affecting any of the
obligations  of  any Obligor, the Bank may,  one  or  more
times, in its sole discretion, without notice to or consent
of any Obligor,(a) release or modify the obligations of any
other  Obligor, (b) release, exchange or modify the Bank's
rights  with  respect to collateral held as  security  for
this  note,  (c)  extend the maturity  of  this  note  for
periods `that may exceed the original term, (d) retain the
proceeds, increases and profits, including money,  derived
from the collateral furnished by any Obligor as additional
security  for  any and all obligations and liabilities  of
Obligor to the Bank, including the debt evidenced by  this
note,  without  applying  said  proceeds,  increases   and
profits toward payment of the obligations, or (e) impute or apply payments received from any Obligor, or the proceeds, increases and profits of collateral furnished by any Obligor, in whole or in part to this note, or to any other obligations of such Obligor.


            9. Each Obligor agrees to pay the fees of any attorney-at-law employed by the Bank to recover sums owed or to protect the Bank's interests with regard to this note. Such attorneys' fees are fixed at ten (10%) percent of the amount of principal and interest due on this note and are secured by collateral furnished for the payment hereof. Obligor further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against the Bank in connection with this note, any obligation owed by any Obligor to the Bank and/or any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to the Bank or in which the Bank possesses a security interest, as security for this note or any other obligation owed by any Obligor to the Bank.


            10. The provisions of this note may not be waived or modified except in writing, signed by the Bank.
No failure or delay of the Bank in exercising its rights shall be construed as a waiver.


            11. The Bank and each Obligor agree that the internal laws of the State of Louisiana shall govern this note, without giving effect to the conflict of laws provisions of Louisiana law.


            12.  The  terms and conditions in a Commitment
Letter/Loan Agreement dated August 29, 1996 from
Lender to Borrower, as the same maybe amended, extended or replaced from time to time, shall be considered a part hereof to the same extent as if written herein.

                          FINANCIAL SERVICES OF THE SOUTH, INC.

                          By: ________________________________

                               BEN P. HUVAL, President

            In  consideration of the making at the request
of  the undersigned of the loan evidenced by the note, the
undersigned  has  taken  notice  of  the  conditions   and
promises made herein and binds himself jointly, severally, and solidarity with each and all of them, as therein stated.
                         MIDSOUTH BANCORP, INC.

                         By: ________________________________

                              CLIVE R. CLOUTIER, President



6622.01


"Ne Varietur" for identification with an act of Loan
Agreement executed before me, this 29h day of August, 1996.


             ______________________
                NOTARY PUBLIC

                       Exhibit "A"



                 ACT OF LOAN AGREEMENT



STATE OF LOUISIANA
PARISH OF LAFAYETTE

       BEFORE ME, Notary Public duly commissioned and qualified within and for the Parish of Lafayette, State of Louisiana, therein residing, and in the presence of the witnesses hereinafter named, personally came and appeared:

      FINANCIAL SERVICES OF THE SOUTH, INC. (the "Company"),
a Louisiana corporation,  domiciled in and doing  business
trough  102 Versailles   Boulevard,   Lafayette,   Lafayette
Parish, Louisiana   70502,  herein  represented  by  and
appearing through  Ben  P.  Huval,  its  duly  authorized
President; MIDSOUTH   BANCORP,  INC.  (the  "Company"),  a
Louisiana Corporation,  domiciled in and doing business
through  Post Office   BOX  3745,  Lafayette,  Louisiana
70502,   herein represented by and appearing through CLIVE
R. CLOUTIER, its duly authorized President, hereinafter sometimes called the "Guarantor"; and WHITNEY NATIONAL
BANK (the "Bank"), a national banking association organized under an Act of Congress, domiciled in and doing business through Post Office Drawer 2090, Morgan City, St. Mary Parish, Louisiana 70381, herein represented by and appearing through James S. Corbett, its duly authorized VicePresident; who declared and acknowledged that they do hereby covenant, represent and agree as follows:

SECTION 1. DEFINITIONS AND GENERAL RULES. The following definitions and general rules will apply hereto:

1.1  General Rules. For the purposes of this Agreement:

     (a) The terms defined in this Section 1, unless the context otherwise requires, will have the meanings applied to them in Section 1 and will include the plural as well as the singular. Additional definitions may be found throughout this Agreement.

     (b)  All accounting terms not otherwise defined herein
will  have the meanings assigned to them in accordance with
generally   accepted  accounting  principles   consistently
applied.

     (c) The words "herein", "hereof", "hereunder" and words of similar import refer to this Agreement as a whole and not to a particular section, paragraph or other subdivision.

1.2 Definitions. As used in this Agreement, the following terms will have the following meanings unless the context requires otherwise:


      Agreement means this Loan Agreement as originally executed or hereafter amended.

      Business Day means a day on which banks in Morgan City, Louisiana are opened for business.

     Collateral means the properties and assets described in
Section 3.6 hereof.

      Default means any event specified in Section 7 of this Agreement, whether or not any requirement for the giving of notice or lapse of time or any other condition has been satisfied.

     Event of Default means any event specified in Section 7 of this Agreement, provided that any requirement in connection with such event for the giving of notice or lapse of time or any other condition has been satisfied.

      Guaranty means a continuing guaranty agreement in the form attached hereto as Exhibit "A" to be executed by the Guarantor.

     Guarantor means MIDSOUTH BANCORP, INC.

     Note means the promissory note described in Section 3.1 hereof as the same may be renewed, extended or rearranged at anytime.


      Obligations means the outstanding balance of the  Note
and any and all other indebtedness, liabilities and obligations whatsoever of the Company and the Guarantor to the Bank hereunder or under the Note or Security Instruments, or otherwise,
whether  direct   or indirect, absolute or contingent, due or to
become due, and whether now existing or hereafter arising, and howsoever evidenced or acquired, whether joint or several or in solido, and whether evidenced by note, draft, acceptance, guaranty,  open  account,  letter  of  credit,  endorsement,
overdraft,   surety   agreement  or  otherwise;   it   being
contemplated by the parties hereto that the Company and the Guarantor, or any of them, may become indebted to the Bank for further sum or sums.

      Person means any corporation, partnership, trust, estate, individual, unincorporated business entity or governmental department, administrative agency or instrumentality, or any other form of entity whatsoever.

     Security Agreement means a Act of Security Agreement in the form attached hereto as

Exhibit "B" to be executed by the Company.

      Regulation  U  means Regulation  U  of  the  Board  of
Governors of the Federal Reserve

System, 12 C. F. R., Part 221.

      Regulation  X  means Regulation  X  of  the  Board  of
Governors of the Federal Reserve System, 12 C. F. R., Part 224.

     Security Instruments means the Guaranty and the Security Agreement, together with allother documents necessary for recordation of same or perfection of the pledges, assignments, liens and security interest granted thereby.

      Subsidiary means any corporation of which more than fifty (50%) percent of the issued and outstanding securities having ordinary voting power for the election of directors is owned or controlled, directly or indirectly, by the Company.

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company and the Guarantor jointly, severally and in solido represent and warrant to the Bank that:

       2.1     Corporate  Authority.    The  Company  is  a
corporation duly incorporated, validly existing
and in good standing under the laws of the  State
of  Louisiana  and  is duly licensed and  qualified  to  do
business and in good standing in each jurisdiction in which
the  ownership  of  its  property or  the  conduct  of  its
business requires such licensing and qualification and  has
all   powers  and  all  permits,  licenses,  consents   and
authorizations necessary to own and operate its properties and to carry on its business as presently conducted. The execution, delivery and performance of this Agreement by the Company and the borrowings hereunder and the execution and delivery of the Note, the Security Instruments and the several agreements and instruments contemplated thereby (i) have been duly authorized by proper corporate proceedings and (ii) will not contravene, or constitute a default under, any provision of applicable law or regulation or the Articles of Incorporation or Bylaws of the Company or of any mortgage, indenture, contract, agreement or other instrument or any judgment, order or decree binding upon the Company. All consents of the shareholders of the Company or any holder of any indebtedness of the Company required as a condition to the validity of this Agreement have been obtained. This Agreement, the Note, the Security
Instruments and the several agreements and instruments contemplated thereby, when duly executed and delivered in accordance with this Agreement will constitute, as to the applicable party, legal, valid and binding obligations of the Company and each of the Guarantors in accordance with their respective terms.

      2.2 Duly Licensed. The Company is duly licensed and qualified to engage in the business of providing financing and credit and shall at all material times remain so licensed and qualified. The
Company is a corporation that is regularly engaged in the business of making or purchasing loans and notes, whether made on a secured or unsecured basis, as a consumer or commercial finance company.

      2.3   Financial  Statements.  The  unaudited  balance
sheets of the Company at December 31,  1995  and June 30,
1996 and the related statements  of income  and  retained
earnings and  changes  in  financial position  for the
periods then ended, copies of which  have been delivered to
the  Bank,  fairly present the financial  position  of  the
Company  as  of  the dates thereof and the results  of  its
operations  and the changes in its financial  position  for
the   periods  then  ended  in  conformity  with  generally
accepted   accounting  principles  applied   on   a   basis
consistent with the preceding year.     No material adverse
change has occurred since the dates of such financial statements in the financial position or in the results of operations of the Company or in its business, taken as a whole.

      2.4 Governmental Approvals No approval of or by any governmental authority having jurisdiction over the Company is necessary to permit the Company to enter into this Agreement or to borrow hereunder or to permit the Company to grant security as provided herein.


       2.5   Litigation.  There  is  no  action,  suit   or
proceeding pending or, to the knowledge
of  the  Company or the Guarantor, threatened  against  the
company  or  the  Guarantor before any court,  governmental
department, administrative agency or instrumentality which,
if   such   action,  suit  or  proceeding  were   adversely
determined (i) would subject the company or the Guarantor to any liability not fully covered by insurance less any deductibles and (ii) would adversely affect the financial position or the results of operations of the Company or the Guarantor or their businesses or the ability of the Company or the Guarantor to perform their respective obligations under this Agreement, the Note or the Security Instruments.

      2.6 No Event of default. No Event of Default specified in Section 7 and no event which, with the giving of notice or lapse of time or both, would become such an Event of Default has occurred and is continuing.

      2.7   Use of Proceeds. The proceeds of the loans made
hereunder will be used by the   Company  to provide working
capital  for   general corporate   operating  purposes  or
to repay  existing indebtedness incurred for such purposes.
The proceeds of the loans made hereunder will be used for commercial and/or business purposes and not for personal, family, household or agricultural purposes.

      2.8   Collateral. The Company has and will have  good
and indefeasible title  free and clear   of  all  pledges,
liens, assignments, mortgages, security interest and encumbrances to the Collateral.


      2.9 Investment company Act of 1940. The Company is not an investment company within the meaning of the Investment Company Act of 1940.

      2.10 Tax Returns. The Company and the Guarantor have filed all United States tax returns and all state and foreign tax returns required to be filed by each of them and have paid, or made provisions for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by any of the Company and the Guarantor except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with generally accepted accounting principles, and such returns properly reflect the United States income, foreign tax and/or state taxes of the Company and the Guarantor for the periods covered thereby.

      2.11 Liens and Security Interest. The security interest, pledges, assignment and liens attached to and to be attached to the Collateral will at all times constitute valid, perfected and enforceable first priority pledges, assignments, security interest and liens in favor of the Bank, subject to no prior or superior pledge, assignment, lien, security interest or encumbrance.
Subject  to  the  foregoing, before any funding  under  the
Note,   the   Company  will  have  taken,  or   will   have
participated with the Bank in taking, all action and make all necessary filings to provide the Bank with a perfected first priority pledge, assignment, security interest and lien on the Collateral under the laws of all applicable jurisdictions.

                                       .
      2.12 Availability of Records. The Company will permit any authorized representative, account or attorney of the Bank to visit and inspect any of the properties of the Company, to examine the books and financial records of the Company, to verify the due investment and application of the proceeds in accordance with Section 2.7 hereof and to discuss the affairs, finances and accounts of the Company with its officers and accountants, all at such reasonable times and during reasonable business hours, and as often as the Bank may desire.

     2.13 Regulations U and X. No part of the proceeds received by the Company hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying, or for payment in full or in part of indebtedness which was incurred for the purpose of purchasing or carrying any "margin stock" as such term is defined in Regulation U. No part of the proceeds received by the Company from the loans made hereunder will be used for any purpose which violates
Regulations X.

     2.14 Subsidiaries. The Company does not have any subsidiary as of the date hereof.

SECTION 3.  THE LOAN.

     3.1 The $600,000.00 Line of Credit. Subject to, and upon the terms, conditions, covenants and agreements contained herein, the Bank agrees to loan to the Company at any time and from time to time prior to April 30, 1997, unless earlier terminated in accordance with the terms hereof, such amounts as the Company may request up to but not exceeding an aggregate principal amount of SIX HUNDRED
THOUSAND AND NO/100 ($600,000.00) dollars at any one time outstanding (the "Line of Credit"). Within such limits and prior to April 30, 1997, the Company may borrow, repay and re-borrow hereunder so long as the outstanding principal amount owing to the Bank at any one time outstanding does not exceed SIX HUNDRED THOUSAND AND NO/100 ($600,000.00)
DOLLARS.

     Requests for loans or advances may be made by the Company in person or in writing to the Bank and such requests shall be fully authorized by the Company if made by any one of the persons designated hereinafter. Each of the Following persons is hereby irrevocably authorized by the Company to make personal or written requests of Bank for loans or advances under the Line of Credit, namely:

NAME AND ADDRESS              TITLE               TELEPHONE
NUMBER

Ben P. Huval                  President      (318) 237-8343
102 Versailles Boulevard
Lafayette, Louisiana  70502

Donald R. Landry              Vice-President      (318) 237-8343
102 Versailles Boulevard
Lafayette, Louisiana  70502

     The authority of each of the above names individuals to request loans or advances and the right of the Bank to rely upon said authority shall continue in full force and effect until such time as written notice to the contrary is duly delivered to the Bank and receipted for in writing by the

President or any Executive or First Vice President of the Bank; but such notice shall not affect or diminish the liability of the Company to the Bank as to any indebtedness and/or obligations of the Company then existing and covered by and subject to this Agreement.

     All loans and advances made by the Bank to the Borrower under the Line of Credit shall bear interest at a variable per annum rate (the "Basic Rate") at all times equal to the Prime Rate of interest (herein called the "Prime Rate") most recently amounted by the Bank as its Prime Rate, with the understanding that the Prime Rate may be one of several base rates and serves as a basis upon which effective rates of interest are from time to time calculated for loans making reference thereto and may not be the lowest of the Bank's base rates, which Basic Rate shall change when and as the Prime Rate shall change, effective on the day of such change. The amount so advanced or loaned by the Bank to the Company shall be due and payable as to principal and interest ON DEMAND and, if no demand, then (1) the accrued and unpaid interest on the amount so loaned or advanced by the Bank shall be payable monthly on the 15th day of each month commencing the 15th day of September , 1996 and (2) the outstanding principal and all accrued interest shall be due and payable on April 30, 1997. Notwithstanding the above, in no event shall seventy-five (75 %) percent of the aggregate outstanding principal balance of Eligible Promissory Notes (as hereinafter defined) pledged to the Bank be less than the outstanding principal balance owed by the Company to the Bank on the Line of Credit and the Company agrees to pay to the Bank on the 15th day of each month such amount as is required to reduce the outstanding principal balance due by the Company to the Bank under the Line of Credit to a sum equal to or less than seventy-five (75 %) percent of the aggregate outstanding principal balance of Eligible Promissory Notes (as hereinafter defined) pledged to the Bank (the "Mandatory Prepayment").

      As evidence for the advances or loans made or to be made in the future on the Line of Credit herein established, the Company has contemporaneously herewith made, executed and delivered to the Bank a master promissory note (the "Note"), in the form attached hereto as Exhibit "C", dated this date and payable to the order of the Bank in the principal sum of SIX HUNDRED THOUSAND AND NO/100 ($600,000.00) DOLLARS, together with interest on the unpaid balance thereof at a variable per annum rate (herein called the "Basic Rate") at all times equal to the Prime Rate of interest (the "Prime Rate") most recently announced by the Bank as its Prime Rate, with the understanding that the Prime Rate may be one of several base rates and serves as a basis upon which effective rates of interest are from time to time calculated for loans making reference thereto and may not be the lowest of the Bank's base rates, which Basic Rate shall change when as the Prime Rate shall change, effective on the day of such change; provided, however, in the event that (i) no Prime Rate is being announced by the Bank or (ii) the Note is in default and legal proceedings are commenced to enforce collection thereof, then, in any such event, interest on the unpaid principal balance of the Note shall from any such date then bear interest at the fixed rate of eighteen (18.0%) percent per annum until paid; the Note being payable as to principal and interest ON DEMAND. When each advance or loan is made by the Bank to the Company under the Line of Credit, the Company shall be deemed to have renewed and reissued the Note for the amount of such advance plus the amounts due by the Company to the Bank, in principal and interest, for loans or advances previously made by the Bank to the Company hereunder. The aggregate outstanding amount of principal and interest due by the Company at any given time under this Agreement for loans or advances made shall be and constitute the indebtedness of the Company to Bank on the Note. The aforesaid Note after having been paraphed

  "Ne  Varietur"  by  the undersigned Notary  for  Lafayette
Parish for identification herewith has been delivered to the Bank, who acknowledges receipt thereof.

      The Bank is hereby irrevocably authorized to evidence actual advances, loans or which may now or hereafter be made under the Line of Credit by maintaining a advances or repayments. The principal and interest amount outstanding as so evidenced shall, for all purposes, be prima facie evidence of the amount owed to the Bank by the Company under the Line of Credit and the Note.

      The Bank agrees to furnish the Company a monthly statement which shall show all cash advances made under the Line of Credit, the interest charges as computed in accordance with this Agreement and the Note, the payments made to the Line of Credit and the balance outstanding of all cash advances made.

            All renewals, extensions, modifications and rearrangements of the Note, if any, shall be deemed to be made pursuant to this Agreement, and, accordingly, shall be subject to the terms and provisions hereof, and the Company shall be deemed to have ratified as of such renewal, extension, modification or rearrangement date, all the representations, covenants and agreements herein set forth.

           3.2 Obligations to Make Loans. The sum of the aggregate principal amount at anytime remaining unpaid on the Line of Credit will not be in excess of the lesser of (i) $600,000.00 or (ii) seventy- five  (75%)  percent
of the aggregate outstanding  principal
balance of Eligible Promissory Notes (as hereinafter defined) pledged to the Bank. Eligible Promissory Notes are hereby defined as and shall be limited to negotiable instruments that meet each of the following conditions:

                1.    Is  either a promissory  note,  credit
sales agreement or installment sales contract that is payable to the order of the Company;

               2. Each such negotiable instrument has been properly completed and executed in every respect;

               3.   Each such negotiable instrument
evidences funds actually loaned or advanced by the Company as a consumer or commercial finance company; and

                4.   Each such negotiable instrument is less
than ninety (90) days due and there has been no default thereunder by the Borrower.

      The Bank shall have the exclusive right, in its sole discretion, to accept or reject any negotiable or other instrument as an Eligible Promissory Note as well as to eliminate any negotiable or other instrument previously accepted by the Bank as an Eligible Promissory Note.

          Any requests for an advance or loan by the Company pursuant to the Line of Credit shall constitute a representation and warranty by the Company that each of the negotiable instruments for which a loan or request is made is an Eligible Promissory Note.

      The Bank shall be under no obligation to honor any requests for an advance or loan under the Line of Credit if the amount of such requests plus the aggregate principal amount remaining unpaid on loans and advances previously made pursuant to the Line of Credit will be in excess of the lesser of (i) $600,000.00 or (ii) seventy-five (75%) percent of the aggregate outstanding balance of all Eligible Promissory Notes previously pledged to the Bank plus the aggregate outstanding balance of the Eligible Promissory Notes for which the advance or loan is requested.

          3.3 Optional Prepayments. The Company may, without premium or penalty, prepay the Note in full or in part from time to time, upon payment of accrued interest to the date of prepayment. Partial prepayments shall be applied to the accrued and unpaid interest due on the Note.

          3.4 Payments. (a) All payments of principal of and interest on the Note and Line of Credit shall be made to the Bank at its offices at 1100 Brashear Avenue, Morgan City, Louisiana 70380 or at such other offices of the Bank as the Bank from time to time may direct.

          (b) Whenever any payment of principal of or interest on the Note shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day and interest shall be payable for such extended time at the rate of interest with respect thereto in effect at the due date.

          3.5 Computation of Interest. Interest on the outstanding principal owed on the Note shall be computed and assessed on the basis of the actual number of days elapsed over a year composed of 360 days.

          3.6 Security. The full and punctual payment of the Note, the Obligations and all advances under the Line of Credit and performance of the obligations of the Company hereunder shall be secured, directly or indirectly, by a first priority pledge, assignment and continuing security interest, as the case may be, of/in the following described property (the "Collateral"):

          (i) All of Company's rights, title and interest in and to any and all promissory notes, credit sales agreement, installment sales contracts, chattel paper, negotiable paper or other written evidence of indebtedness owing or to be owed to the Company in connection with all or any part of the finance business of the Company, whether now existing as well as any and all that may hereafter arise or be acquired by the Company or be owing to or become owing to the Company as well as all additions thereto and substitutions therefor and all the proceeds and products thereof, including without limitation, all payments, interest, fees, security, collateral, cash or other benefits or rights arising therefrom and which pledge, assignment and security interest will be evidenced by the Security Agreement;

          (ii) Any and all of Debtor's present and future accounts, accounts receivable, other receivable, contract rights, chattel paper, instruments, documents, notes, and all other obligations and indebtedness that may now and in the future be owed to Debtor from whatever source arising, and all monies and proceeds that are payable thereunder, and all of Debtor's rights and remedies to collect and enforce payment and performance thereof, as well as to enforce any guaranties of the foregoing and security therefor, and all of Debtor's present and future rights, title and interest in and with respect to the goods, services, or other property that may give rise to or that may secure any of the foregoing, and Debtor's insurance rights with regard thereto, and all present and future general intangibles of Debtor in any way related or pertaining to the foregoing, including without limitation, Debtor's account ledgers, books, records, files, computer discs and software, and all rights that Debtor may have with regard thereto;

           (iii) a pledge of and/or security interest in favor of the Bank MIDS0UTH BANCORP, INC. of all of the common captital stock of the Company as described in the Act of Security Agreement attached as Exhibit "D". The percentage of such stock pledged to the Bank shall never be less than 100 percent of the issued and outstanding Stock; and

           (iv) Life Insurance on the life of CLIVE R. CLOUTIER in the amount of $300,000.00, which pledge, assignment and security interest will be evidenced by such assignment form as the Bank may require. The Company agrees that with respect to any life insurance assigned or which may be required to be assigned or pledged as Collateral that it will at all times properly pay or cause to be paid any and all premiums or charges due or payable upon or on account  of  any  such  policy or policies  so  assigned  or pledged and will at all times maintain and continue to maintain said policy or policies in full force and effect and will take any and all action necessary or required by the Bank or the company or companies issuing any such policy or policies to complete, perfect and preserve the rights of the insured or beneficiary to the end that any such policy or policies will not lapse or be subject to any claim whatsoever. In the event the Company fails to pay any such premiums, when due, the Bank may advance the amount necessary to pay such premiums and add the amount so advanced to the principal indebtedness owing on account of the Line of Credit and Note.

           Payment and performance of the Obligations of the Company to the Bank, including the Note, the Line of Credit and the obligations of the Company hereunder, will be guaranteed by the Guarantor and which such guaranty shall be evidenced by a Guaranty.

           The Company and the Guarantor agree to execute, acknowledge and deliver to the Bank such instruments, pledges, security agreements, guaranty agreements, statements, assignments and financing statements, in a form acceptable to the Bank, as may in the good faith and discretion of counsel for the Bank be necessary to enforce, to grant to the Bank and to perfect in the United States the pledges, assignments and security interest upon the Collateral. The Company, the Guarantor and the Bank agree that all Collateral now or hereafter securing any of the Obligations hereunder shall also secure any and all other indebtedness and liabilities now or hereafter owing by the Company to the Bank.

           3.7 No Default. The Bank may but shall not be required to make or continue any loan hereunder or renew the
Note if an event has occurred and is continuing which constitutes an Event of Default or breach of a covenant under this or any other agreement between the Company or the Guarantors and the Bank.


SECTION 4. CONDITIONS TO LOANS. Any obligation of the Bank to make loans hereunder is subject to the performance by the Company and the Guarantor of all their obligations under this Agreement and to the satisfaction of the following further conditions:

     4.1 Conditions of Initial Loan. The borrowing pursuant to section 3 hereof shall be subject to the Moment of the following conditions precedent:

           (a) Corporate Proceedings . The Company shall have furnished to the Bank in form and substance satisfactory to the Bank a COPY of the resolutions of the Board of Directors and Stockholders of the Company, certified by an appropriate officer of the Company on the date of the loan, authorizing the borrowing herein provided for and the execution, delivery and performance of this Agreement, the Note and the Security Instruments and all other agreements contemplated by this Agreement.

          (b) Representations and Warranties: No Default. The representations and warranties contained in Section 2 hereof shall be true and correct on the date of the loan and no Default or Event of Default or event which with the passage of time or the given of notice or both would constitute a Default or Event of Default shall have occurred and be continuing.

           (c) Legal Matters. All other instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank and its counsel and counsel to the Bank shall have received copies of all documents which it may have reasonably requested in connection therewith. There shall be furnished to the Bank in form and substance satisfactory to the Bank and its counsel and properly executed prior to the date of the loan:
(i) the Note, (ii) the Security Agreement; and (iii) all the documents required or contemplated hereunder from the appropriate parties.

           (d) Guarantv. There shall have been delivered to the Bank the Guaranty of the Guarantor properly executed on or prior to the date of the loan, all in form and substance satisfactory to the Bank; the Guarantor shall be liable "in solido" for the full amount of the finding of the loans contemplated by this Agreement.

          (e)  Life Insurance. There shall have been
delivered to the Bank an assignment of the life insurance policies required by this Agreement.


           (f) Certificates and Documents. There shall have been delivered to the Bank in form and substance satisfactory to the Bank (i) all documents the Bank may reasonably request relating to the existence and good standing of the Company and to the authorization, execution and delivery of this Agreement, the Note and the Security Instruments by the Company and the Guarantors and other matters relevant hereto; and (ii) a list and summary of all pending or threatened litigation against the Company and the Guarantor, or any of them, certified by a responsible officer of the Company.

          4.2 Condition to Advances Against Line of Credit. In addition to the other conditions set forth in this Agreement or the Security Instruments, any obligation of the Bank to advance any funds under or pursuant to the Line of Credit shall be conditioned upon the following:

           (a) At the time of each request for an advance under the Line of Credit, the Company shall furnish to the Bank in form and substance satisfactory to the Bank a Borrowing Certificate in the form attached hereto as Exhibit " E";

           (b) At the time of each request for an advance under the Line of Credit, the Company shall furnish to the Bank the originals of each negotiable instrument for which a request for an advance or loan is being made and the Company shall affix or otherwise stamp a notice on the face or reverse side of each negotiable instrument to the effect that such negotiable instrument is being pledged to the Bank, such notice to be in the following form:

     "This promissory note and all amounts due hereunder have been specifically pledged to and a continuing security interest therein has been granted to Whitney National Bank, 228 St. Charles Avenue, New Orleans, Louisiana pursuant to a Security Agreement dated the
     day of                              , 1996.


                              FINANCIAL SERVICES OF THE SOUTH, INC.

                              By:

                              BEN P. HUVAL,President


          (c)  Each negotiable instrument for which a
request for an advance or loan is being made shall be endorsed in such form as the Bank may require.

      The Bank shall have no obligation to advance any funds pursuant to this Agreement or the Line of Credit unless on the date of each advance or request for advance or loan under this Agreement: (1) the Company and the Guarantor shall have complied with and be in compliance with all of the terms, covenants and conditions hereof which are binding upon them; (2) there shall exist no Default or Event of Default or event which with the passage of time or the giving of notice of both would constitute a Default or Event of Default; and (3) the representations and warranties contained in this Agreement and the Security Instruments shall be true and correct with the same effect as though said representations and warranties have been made at the time of each such advance or request for advance or loan.


SECTION 5. AFFIRMATIVE COVENANTS. The Company and the Guarantor agree that during the term of this Agreement and until the Note and Obligations have been fully and finally paid, unless compliance with the provisions of the following sections have been waived in writing by the Bank:

     5.1  Financial and Other statements.   The Company
and/or Guarantor will furnish and the Guarantor shall cause the Company to furnish to the Bank:

     (i) Within ninety (90) days after the end of each fiscal year of the Company and Guarantor, a copy of the annual audited financial statements (consisting of at least a balance sheet and related statements of income, retained earnings and changes in financial condition) of the Company and Guarantor, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and certified by a proper financial officer of the Company and Guarantor, respectively;

     (ii) Within fifteen (15) days of the end of each
quarter of each fiscal year
during the term hereof, unaudited interim financial statements of the Company and Guarantor, prepared and certified by a proper financial officer of the Company and Guarantor, prepared similarly to the annual statements referred to in clause (i) above (subject to normal year-end audit adjustments) and consisting of at least a balance sheet as at the close of such period and profit and loss statement for the quarter then ended and for the period from the beginning of such fiscal year to the close of such period;

     (iii) Within fifteen (15) days after the end of each month during the term hereof a report in form and substance satisfactory to the Bank showing in detail each and every outstanding negotiable instrument, the amounts due thereunder and the payments made thereon during such month, certified by a proper financial officer of the Company;

      (iv) Concurrently with the delivery of the financial statements referred to in clause (ii) above, a certificate of a proper financial officer of the Company stating that a review of the activities of the Company, during the period covered by such financial statements has been made under his supervision with a view of determining whether the Company has  kept,  observed,  performed and  fulfilled  all  of  its respective obligations under this Agreement, the Note, and the Security Instruments and that, to the best of his knowledge, the Company, during such period has kept, observed, performed and fulfilled each and every covenant and condition in this Agreement, the Note, and the Security
Instruments, applicable to the Company and is not at that time in Default under any of the same, or if the Company shall have been or shall be in Default, specifying the same;

      (v) Within thirty (30) days after filing the same with the Internal Revenue Service, a copy of the federal income tax return of the Company and Guarantor, certified by a proper financial officer of the Company;

      (vi) Within thirty (30) days after the end of each calendar year during the term hereof, the Company shall provide the Bank with a copy of the current Robert Morse &
Associates Consumer Credit Questionnaire; and

     (vii) Such other financial information concerning the Company or each Guarantor as the Bank shall reasonably request from time to time.

      5.2 Payment of Obligations. The Company will pay and discharge, when due or in a manner consistent with normal business practices, including normal terms and conditions for payment for companies engaged in similar operations and similar jurisdictions, all of its indebtedness and all of its obligations, except those being contested in good faith and the Company will maintain, in accordance with generally accepted accounting principles, adequate reserves for the payment of the same.


      5.3   Notice  of Default; Litigation. The Company  will
promptly  give  written  notice  to  the  Bank  of  (i)   the
occurrence  of  any  Default or Event of  Default;  (ii)  any
legal, judicial or
regulatory   proceedings  affecting  the  Company   or   the
Guarantor or any of their properties or assets in which the amount involved is material and is not covered (subject to normal deductibles) by insurance and that is likely to have an adverse effect on the business or the financial condition of the Company or the Guarantor; (iii) any dispute between either the Company or the Guarantor and any governmental regulatory body or other person that is likely to interfere with the normal business operations of the Company; (iv) loss of any part of the Collateral, specifying the nature and extent of loss; (v) any other action, event or condition of any nature of which it has knowledge which may have, or lead to, or result in, any material adverse effect upon the business, assets or financial condition of the Company, or the Guarantor, all taken as a whole.

     5.4 Maintenance of Corporate Existence and Properties. Except as maybe permitted by Section 6.4 hereof, the Company will (i) continue to engage in the businesses presently being operated by the Company, (ii) maintain its corporate existence and good standing in each jurisdiction in which it is required to be qualified, (iii) keep and maintain all franchises, licenses and properties useful and necessary in the conduct of its business in good order and condition, and
(iv) duly observe and conform to all material requirements of any governmental authorities relative to the conduct of its business or the operation of its properties or assets.

      5.5 Insurance. The Company will maintain, with financially sound and responsible companies, insurance in such form, in such amounts and against such risks (including without limitation, public liability and property damage insurance) as is customarily carried by companies engaged in the same or similar businesses and operating like properties and similarly situated. The Company will have the right to place any such insurance with any insurance carrier admitted in and authorized and qualified to do business in the State of Louisiana and having a Best rating of at least B+. Upon consummation of this Agreement, the Company will furnish the Bank a summary of the insurance coverage of the Company.

      5.6 Payment of Taxes. The Company will pay when due all taxes, assessments and other liabilities, except those being contested in good faith and against which the Company has set up adequate reserves in accordance with generally accepted accounting principles.

      5.7 Accounts Receivable and Payable. The Company will pay its accounts payable and will maintain its respective accounts receivable in a manner consistent with normal business practices, including normal terms and conditions for payment, for companies engaged in similar operations in similar jurisdictions.


     5.8 Further Assurances. The Company and the Guarantor will, at anytime and from time to time, execute and deliver such further instruments and take such further action as may reasonably be requested by the Bank, in order to cure any defects in the execution and delivery of, or to comply with or accomplish the covenants and agreements contained in, this Agreement, the Note or the Security Instruments.

      5.9 Inspection. The Company will permit the Bank (and any person appointed by the Bank) to examine its corporate and financial books and records and other records, books and properties and to discuss its affairs, finances, and accounts with the officers of the Company and any accountant for the Company at all reasonable times and as often as may be reasonably required.

      5.10 Right to Additional Collateral. Provide within forty -eight (48) hours of demand by the Bank, such additional collateral or make such payment as a credit on the Note and Line of Credit as shall be satisfactory to the Bank, it being acknowledged that the Bank has the right to request additional collateral and/or additional principal payments on the subject loans if at anytime the Collateral held by the Bank as security for the subject loan becomes unsatisfactory to the Bank for whatever reason. Without limitation on the rights of the Bank hereunder, the parties recognize the intent of the parties to, at the least, allow the Bank at all times to maintain the same ratio of fair market value of the Collateral to loan balance in the aggregate as same exists on the date of the original funding of the subject loan.

SECTION 6. NEGATIVE COVENANTS. The Company agrees that during the term hereof and as long as the Note may be outstanding or any of the Obligations remain unsatisfied, unless the Bank otherwise shall give its prior written consent:

      6.1 Limitations on Borrowings. The Company will not borrow any finds on or with respect to any of the Collateral except for indebtedness incurred under this Agreement to the Bank.

      6.2 Limitations on Liens. The Company will not create, assume or suffer to exist any mortgage, lien, pledge, charge, security interest or encumbrance of any kind upon any of its properties or assets, whether now owned or hereafter acquired, which would in any way impair the security interest, liens and privileges of the Bank as created by the Security Instruments or this Agreement.

     6.3 Limitations on Continent Liabilities. The Company will not become or remain liable, directly or indirectly, for or in connection with the obligations, stock or dividends of any other Person, whether by guaranty, endorsement, agreement to purchase or repurchase, agreement to lease, agreement to supply or advance funds (including, without limitation, agreements to maintain working capital, solvency or contributions), or otherwise except (a) endorsements of instruments for collection in the ordinary course of business and (b) those not to exceed in the aggregate the sum of $50,000.

     6.4 Limitations on Fundamental Changes: Disposition of Assets. The Company will not form any new subsidiary, enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or otherwise dispose of all or any substantial part of its property, assets or business, directly or indirectly, including any transaction whereby the Company would sell or transfer any properties either now owned or thereafter acquired, and then or thereafter lease as lessee such properties or any part thereof or any other property to be used for substantially the same purpose. The Company will not sell or otherwise dispose of any shares of stock of any of its Subsidiaries or permit any Subsidiary to issue or dispose of its stock except to Company or another Subsidiary.

      6.5 Dividends. The Company will not declare or pay any dividends on any shares of its capital stock or make any other distribution to its stockholders. The Company will not purchase, redeem or otherwise acquire for value any of its capital stock.

     6.6 Issuance of Shares of Capital Stock. The Company will not issue any additional shares of capital stock of any class.

SECTION 7. DEFAULT.

      7.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default:
      (a) Failure of the Company to pay when due any interest on or any principal or installment of principal or interest of the Note or other instrument representing or securing the Line of Credit;

      (b) Failure of the Company to pay when due any sums due pursuant to the terms and provisions of this Agreement or any of the Security Instruments to the Bank;

      (c) The occurrence of any event which under the terms of any evidence of indebtedness, note(s), loan agreement, security agreement or similar instrument permits the acceleration of maturity of any indebtedness of the Company to Bank, or to others than Bank;

     (d) Any representation or warranty made by the Company herein or made in any statement or certificate furnished to Bank by the Company pursuant hereto or in connection herewith proves incorrect in any material respect as of the date of the making or issuance thereof

     (e) Default occurs in the observance or performance by the Company of any provision of this Agreement or any Security Instrument or any provision of the Note or other instrument under or pursuant hereto;


      (f) The Company shall make an assignment for the benefit of creditors or suspend business, or a trustee or receiver shall be appointed for the Company or for any of the Company's assets or property, or the Company shall be adjudicated a bankrupt, or any proceeding shall be commenced by or against the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership or liquidation law or statute of the federal or any state government;

      (g) The Guarantor of any indebtedness of the Company to the Bank, including that represented by the Note or for advances under the Line of Credit, shall make an assignment for the benefit of creditors or suspend business, or a trustee or receiver shall be appointed for any such Guarantor or for any such Guarantor's assets or property, or any such Guarantor shall be adjudicated a bankrupt or any proceedings shall be commenced by or against any such Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership or liquidation law or statute of the federal or any state government;

      (h) Any Guaranty by the Guarantor of the indebtedness of the Company to the Bank, including that represented by the Note or for any advances made pursuant to the Line of Credit, shall be terminated, cancelled or shall cease to be in full force and effect;

     (i) An Event of Default shall occur under any of the Security Instruments; or


      (i) Final judgment for the payment of money in excess of $25,000.00 shall be rendered against the Company and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed.

      7.2 Optional Acceleration. Upon the occurrence of any Event of Default set forth in Sections 7.1 (a), (b), (c),
(d), (e), (h), (i) or @ hereof, the obligation of the Bank to extend credit to the Company pursuant hereto shall immediately terminate and the Bank may, at its option, without notice to the Company or the Guarantor, declare the principal of and interest accrued on the Note and the Obligations to be forthwith due and payable without presentment, acceleration, demand, protest, notice of acceleration, notice of protest or notice of any kind, all of which are hereby waived.

     7.3 Automatic Acceleration. Upon the occurrence of any Event of Default set forth in Sections 7.1 (f) or (g)
hereof, the obligation of the Bank to extend credit to the Company pursuant hereto shall immediately terminate and the principal of and interest accrued on the Note and the Obligations shall be immediately and automatically forthwith due and payable without notice or demand of any kind, and the same shall be due and payable immediately without any presentment, acceleration, demand, protest, notice of acceleration, notice of protest or notice of any kind, all of which are hereby waived.

SECTION 8. INDEMNITY. The Company and the Guarantor hereby agree jointly, severally and in solido to defend, indemnity and hold Bank and its directors, officers, agents, employees, parent and subsidiary corporations and affiliated companies (the "Indemnified Parties "), totally harmless from and against any and all claims, demands, causes of action, losses, liabilities, damages, penalties, punitive damages, fines and expenses of any nature whatsoever arising directly or indirectly as a result of the Bank doing business with the Company or as a result of the Bank having a pledge, assignment or security interest in the Collateral, including, without limitation (a) any violations of any
Consumer Protection Laws, Truth in Lending Laws or any similar laws with respect to the Collateral; (b) any act of commission or omission of the Company in its dealings with any debtor or any Person obligated on any item of Collateral; (c) violation of any usury laws; or (d) violation of any laws dealing with the collection of debts or collection practices.

The above indemnity, defense and hold harmless agreement shall apply notwithstanding any negligence and/or fault or other contributory conduct by or on the part of any of the Indemnified Parties. Further, it is expressly understood and agreed that the above indemnity, defense and hold harmless agreement shall survive the expiration or sooner termination of this Agreement.

SECTION 9. MISCELLANEOUS.

      9.1 No Waiver: Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in any other agreement.

       9.2 Survival of Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the Note, the Security instruments and the making and renewal thereof and shall continue in full force and effect until all Obligations of the Company and the Guarantor to the Bank have been paid in full.

      9.3   Successors.    This Agreement shall  be  binding
upon the Company, the Guarantor and their respective successors, heirs and assigns, except that the Company may not transfer or assign any of its rights or interest hereunder without the prior written consent of the Bank. This Agreement shall inure to the benefit of the Bank and its successors and assigns.

      9.4 Counterparts. This Agreement may be executed in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


      9.5 Severability. In case any one or more of the provisions contained in this Agreement or the Note, the Security Instruments or any other documents executed in connection therewith or herewith should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected thereby.

      9.6 No Waiver: Amendments. No modification or waiver of any provision of this Agreement or the Note or the
Security Instruments nor consent to any departure by the Company or the Guarantor from the provisions hereof or thereof, shall be effective unless the same shall be in writing from the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given. No notice to the Company or the Guarantor shall entitle the Company or the Guarantor to any other or further notice in other or similar circumstances unless expressly provided for herein. No course of dealing between the Company, the Guarantor and the Bank shall operate as a waiver of any of the rights of the Bank under this Agreement, the Note or the Security Instruments.

      9.7 Right of Setoff. In addition to any rights or remedies of the Bank provided by law, upon the occurrence of any Event of Default, the Bank is hereby authorized without notice to the

Company or the Guarantor to setoff and appropriate and apply all deposits, including certificates of deposit, and other indebtedness at anytime held or owing by the Bank to or for the credit or the account of the Borrower or the Guarantor, against and on account of all Obligations and/or liabilities of any nature of the Company or the Guarantor to the Bank, arising under this Agreement, the Note or the Security
Instruments and in such amount as the Bank may elect, although such obligations, liabilities and claims may be contingent or unmatured, direct or indirect.

      9.8 Reference to Subsidiaries. If the Company has no subsidiaries, then the provisions of this Agreement relating to subsidiaries shall be deemed surplusage without affecting the applicability of the provisions of this Agreement to the Company amd the Guarantor.

      9.9 Exhibits. Any and all exhibits to this Agreement shall constitute an integral part of this Agreement.

      9.10 Construction. Except as otherwise provided herein or in any document or instrument executed and delivered hereunder, this Agreement, the Note, the Security Instruments and the rights and obligations of the parties hereunder and thereunder shall be governed by and construed and interpreted in accordance with the laws of the State of Louisiana.

      9.11 Joinder of Guarantor. The Guarantor is joining in the execution of this Agreement for the purpose of acknowledging his respective obligations, warranties and covenants set out herein; further, the Guarantor acknowledges that the Company and the Bank may amend and modify this Agreement in any regard without the joinder of the Guarantor and without thereby releasing, to any extent, the Guarantor from the obligations, warranties and covenants made by the Guarantor hereunder and without releasing, to any extent, the Guarantor from the obligations undertaken in the Guaranty signed by the Guarantor.

      9.12 Whole Agreement. This Agreement, the Note and the Security Instruments constitute the whole agreements and understanding among the parties relative to the loans which are the subject matter of this Agreement and supersedes and replaces, without exception, any prior agreements (including, without limitation, commitment letters) between the parties relative to the subject loan. No statement or representation (oral or otherwise) has been made to the Company or the Guarantor by the Bank or any officer, director, employee or other representative of the Bank to induce the Company or the Guarantor to execute this Agreement or any document or instrument to be executed by the Company or the Guarantor hereunder which is not contained herein or in a written instrument to be executed and delivered pursuant to this Agreement.

     9.13 Expenses: Documentary Taxes. The Company and the Guarantor will pay (i) all out-of-pocket expenses of the Bank (including reasonable fees and disbursements of counsel for the Bank) in connection with the preparation, enforcement, operation and administration of this Agreement, the Note, and the Security Instruments or any waiver or amendment of any provision thereof and (ii) if an Event of Default occurs, all court costs and costs of collection, including, without limitation, reasonable fees and disbursements of counsel employed in connection with any and all collection efforts. The Company and the Guarantor agree to indemnify the Bank from and hold it harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery by the company or the Guarantor of this Agreement, the Note, the Security Instruments and any documents executed in connection therewith.

      9.14 Notices. All notices, requests and demands shall be given to or made upon the respective parties hereto as follows:

If to the Company, to:        FINANCIAL SERVICES OF THE SOUTH, INC.

                              Post Office Box 3745
                              Lafayette, Louisiana 70502

If to the Guarantor, to:      MIDSOUTH BANCORP, INC.

                              Post Office Box 3745
                              Lafayette, Louisiana 70502

If to the Bank, to:           Whitney National Bank

                              Post Office Drawer 2090
                              Morgan City, Louisiana 70381
                               Attn: James S. Corbett, Vice-President

     All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given to any party when sent by registered or certified mail, if by mail, or when delivered to the telegraph company, charges prepaid, if by telegram, in each case addressed to such party as provided herein or to such other address as may be hereafter designated in writing by the respective parties hereto.

      9.15 Participations. The Company and the Guarantor expressly recognize and agree that the Bank may sell to other financial institutions participations in the loans incurred by the Company pursuant hereto ("Participants "), and therefore, as security for the due payment and performance of all indebtedness and other liabilities and Obligations of the Company and the Guarantor to the Bank under this Agreement, the Note, the Security Instruments and any other obligation of the Company and the Guarantor to the Bank, whether now existing or hereafter arising, and to the Participants by reason of such participation, the Company and the Guarantor hereby grant to the Bank and to the Participants, a lien on and security interest in any and all deposits or other sums at anytime credited by or due from the Bank and the Participants or either or any of them to the Company or the Guarantor, whether in regular or special depository accounts or otherwise, and any and all money, securities and other property of the Company or the Guarantor and the proceeds thereof now or hereafter held or received by or in transit to the Bank and the Participants or either or any of them, from or for the Company or the
Guarantor whether for safekeeping, custody, pledge, transmission, collection or otherwise and any such deposits, sums, money, securities and other property may at anytime be setoff, appropriated and applied by the Bank and by the Participants, or either or any of them, against any indebtedness, liabilities or other obligations, whether now existing or hereafter arising of the Company or the Guarantor to the Bank and to the Participants, or either or any of them, under this Agreement, the Note, the

Security Instruments or otherwise, whether or not such indebtedness, liabilities or other obligations are then due or secured by any collateral or if such is so secured whether or not such collateral held by the Bank or the Participants is considered to be adequate.

     9.16 Descriptive Headings. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and shall not be deemed in any reamer to modify, explain, enlarge or restrict any of the provisions of this Agreement.

      THUS DONE, PASSED AND SIGNED at Lafayette, Lafayette Parish, Louisiana in multiple original counterparts on this 25th day of August, 1996 in the presence of the undersigned competent witnesses who hereunto sign their names with the said appearers and me, Notary after due reading of the whole.

WITNESSES:                    FINANCIAL SERVICES OF THE SOUTH, INC.


                              By:

                              BEN P. HUVAL, President



                              MIDSOUTH BANCORP, INC.


                              By:

                              CLIBE R. CLOUTIER, President

                              WHITNEY NATIONAL BANK

                              By:

                              JAMES S. CORBETT, VICE-PRESIDENT



                       NOTARY PUBLIC
                 LAFAYETTE PARISH,  LOUISIANA
                MY COMMISSION EXPIRES AT DEATH